Exhibit 99.2

AMENDMENT NO. 1
TO
LOAN AND SECURITY AGREEMENT AND RELATED DOCUMENTS

     THIS AMENDMENT NO. 1 is made and entered into as of October 9, 2002 (the “Amendment”) to that certain loan and agreement dated March 12, 2002 (the “Agreement”) by and among HOLIDAY RV SUPERSTORES, INC., (“Holiday RV”), a Delaware corporation, (the “Borrower”), the subsidiaries of Borrower as identified and defined in Loan Agreement (as defined below), AGHI FINANCE CO, LLC, a Delaware limited liability company (the “AGHI”), and THE STEPHEN ADAMS LIVING TRUST u.t.a. dated September 15, 1997 (the “Trust”),

WITNESSETH:

     WHEREAS, Borrower and AGHI have entered into that certain loan and agreement dated March 12, 2002 (the “Loan Agreement”) pursuant to which AGHI has loaned Borrower $1,600,000 and the subsidiaries of Borrower identified and defined as Guarantors under the Loan Agreement have guarantied the obligations of Borrower under the Loan Agreement;

     WHEREAS, Borrower has requested that the Trust loan Borrower additional amounts from time to time and the Trust will only consider lending Borrower additional amounts if the Trust is treated as the Lender under the Loan Agreement and the guaranties by the subsidiaries of Borrower identified and defined as Guarantors under the Loan Agreement also apply to such loans,

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Definitions. Except as otherwise defined in this Amendment, all terms defined in the Loan Agreement are used herein as therein defined.

     2.     Definition of Lender. For the purposes of the Loan Agreement and the Guaranty Agreements and Guarantor Security Agreements by the Guarantors, the term “Lender” shall mean AGHI and the Trust individually or jointly. As a result of the amendment to the definition of Lender, all amounts previously or hereafter loaned or advanced to or for the benefit of the Borrower by either AGHI or the Trust shall have the benefits and protections, including security, of the Loan Agreement, the Guaranty Agreements by the Guarantors, the Guaranty Security Agreements and the Mortgages.

     3.     Acknowledgement of Loans and Terms of Loans by the Trust. Borrower acknowledges the receipt of the following loans from the Trust and the date of such loans:

Amount of Loan	Date of Loan

$500,000	September 13, 2002
$150,000	September 20, 2002
$475,000	September 30, 2002
$300,000	October 9, 2002

As stated in paragraph 2 above, all of the foregoing loans and any amounts hereafter loaned or advanced to or for the benefit of Borrower shall have the benefits and protections, including security, of the Loan Agreement, the Guaranty Agreements by the Guarantors, the Guaranty Security Agreements and the Mortgages. Unless otherwise agreed in a writing signed by the Trust and Borrower, all of the foregoing loans by the Trust to Borrower and any loans after the date hereof by the Trust to Borrower shall be due and payable upon the demand of the Trust and shall bear interest at the rate of interest applicable from time to time to the Promissory Note, which interest shall be payable on the first day of each month commencing November 1, 2002.

     4.     Continuing Full Force and Effect. As amended hereby, the Loan Agreement, the Guaranty Agreements by the Guarantors, the Guaranty Security Agreements and the Mortgages shall continue in full force and effect.

[Signatures begin on the next page. The balance of this page is
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     IN WITNESS WHEREOF, this Loan and Security Agreement is executed as of the day and year first set forth above.

Borrower:

HOLIDAY RV SUPERSTORES, INC.

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

AGHI:

AGHI FINANCE CO, LLC

By: /s/ Paul E. Schedler

Paul E. Schedler, Vice President

The Trust:

THE STEPHEN ADAMS LIVING TRUST

u.t.a. dated September 15, 1997

By: /s/ Stephen Adams

Stephen Adams, Trustee

Guarantors:

HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC.

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

HOLIDAY RV SUPERSTORES WEST, INC.

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

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HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC.

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

COUNTY LINE SELECT CARS, INC.

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

HOLIDAY RV RENTAL/LEASING, INC.

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

LITTLE VALLEY AUTO & RV SALES, INC.

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

HALL ENTERPRISES, INC.

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

HOLIDAY RV ASSURANCE SERVICES, INC.

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

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RECREATION USA INSURANCE CORPORATION

By: /s/ Anthony D. Borzillo

Anthony D. Borzillo, Chief Financial Officer

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